                                                                   EXHIBIT 10.41


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT


       THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this "Amendment") is made and entered into effective as of September 21, 1998 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                R E C I T A L S:

       A. The parties executed that certain Amended and Restated Pledge Agreement dated as of June 16, 1997 (the "Original Agreement"). All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

       B. The Borrower has acquired additional Collateral, and Borrower and Lender desire to amend the Original Agreement to grant Lender a security interest in all Collateral.

       In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Schedule 1. Schedule 1 of the Original Agreement is hereby amended and restated in its entirety by Schedule 1 attached to this Amendment.

       2. Remainder of Original Agreement. Except as amended hereby, the Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

       3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

       4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

       5. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted to such manner as to be effective and valid under applicable law.
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       IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.

                            CRESCENT OPERATING, INC.



                            By:   /s/ RICHARD P. KNIGHT
                                -----------------------------------
                                Name:  Richard P. Knight
                                Title: Chief Financial Officer


                            CRESCENT REAL ESTATE EQUITIES LIMITED
                            PARTNERSHIP

                            By: Crescent Real Estate Equities, Ltd., its general partner



                                   By:    /s/ BRUCE A. PICKER
                                        -----------------------------------
                                        Name: Bruce A. Picker
                                        Title: Vice President and Treasurer





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                                                SCHEDULE 1 to First Amendment to
                                           Amended and Restated Pledge Agreement


                         DESCRIPTION OF PLEDGED STOCK,
                         PLEDGED PARTNERSHIP INTERESTS
                        AND PLEDGED MEMBERSHIP INTERESTS


DESCRIPTION OF PLEDGED STOCK:

                                           Class        Stock           No. of
Issuer                                     of Stock  Certificate      No.Shares
------                                     --------  -----------      ----------
Crescent Machinery Company                 Common        038           12,500
RSSW Corp.                                 Common        1              1,000
WOCOI Investment Company                   Common        1                100
The Woodlands Land Co., Inc.               Common        01               500
RSCR Arizona Corp.                         Common        1              1,000
Desert Mountain Development Corporation    Common        1                 50
COI Hotel Group, Inc.                      Common        1                100
COI Arena Company                          Common        2                100
Crescent CS Holdings Corp.                 Common        1                 50
Crescent CS Holdings II Corp.              Common        1                 50
CRL Investments, Inc.                      Common        1                500


DESCRIPTION OF PLEDGED PARTNERSHIP INTERESTS:

              Issuer                       Percentage of Partnership Interest
              ------                       ----------------------------------
Hicks Muse Tate & Furst Equity Fund II, LP               1.00%
COPI Colorado, L.P.                                     50.00%


DESCRIPTION OF PLEDGED MEMBERSHIP INTERESTS:

              Issuer                       Percentage of Membership Interest
              ------                       ---------------------------------
Charter Behavioral Health Systems, LLC                  50.00%
RoseStar Management L.L.C.                             100.00%






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                           ACKNOWLEDGMENT AND CONSENT


       The undersigned hereby acknowledge receipt of a copy of the Amended and Restated Pledge Agreement dated as of June 16, 1997, as amended by the First Amendment to Amended and Restated Pledge Agreement dated as of September 21, 1998 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by CRESCENT OPERATING, INC. for the benefit of CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (the "Lender"). The undersigned agrees for the benefit of the Lender as follows:

       1. The undersigned shall be bound by the terms of the Pledge Agreement and shall comply with such terms insofar as such terms are applicable to the undersigned.

       2. The undersigned shall notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 7(a) of the Pledge Agreement.

       3. The terms of Section 11 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 11 of the Pledge Agreement.


                                   COPI COLORADO, L.P.

                                   By:     Crescent Operating, Inc.



                                           By:
                                                ------------------------------
                                                Name: Jeffrey L. Stevens
                                                Title: Chief Operating Officer



Address for Notices:

306 W. 7th Street
Suite 1025
Fort Worth, Texas 76102
Facsimile: (817) 339-1001





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